UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 4, 2007

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                  Effective January 4, 2007 the Board of Directors ("Board") of Humana Inc. ("Humana" or the "Company") approved amendments to the Company's Bylaws to adopt a majority vote standard for uncontested elections of directors. Under Article I, Section 1.6 of the Bylaws, a director nominee will be elected if the number of votes cast for the nominee exceeds the number of votes cast against the nominee. In contested elections, those in which a shareholder has nominated a person for election to the board, the voting standard will continue to be a plurality of votes cast.

                  In conjunction with the adoption of the majority vote standard, the Board also adopted a policy, to be incorporated into the Company's Corporate Governance Guidelines, to require the Board to nominate for election only nominees who agree that, after they are elected to the Board, they will tender an irrevocable resignation conditioned on: (a) the failure to achieve the required vote at any future meeting at which they face election; and (b) the Board's acceptance of their resignation following that election. The policy will also apply to the filling of vacancies by the Board. The Nominating & Governance Committee will submit a recommendation for prompt consideration by the Board whether to accept the resignation. Any Director whose resignation is under consideration will, in the ordinary course, abstain from participating in any decision regarding that resignation.

                  In connection with the adoption of the majority vote standard, the Board also amended Article I, Section 1.10 of the Bylaws to require stockholder nominees for director election to notify the Company whether or not such nominees intend to tender the same type of resignation required of the Board's director nominees.

                  Further amendments to the Bylaws in Sections 2.5, 2.8 and 2.9 of Article II, pertaining to Vacancies, Resignations, and Removal, respectively, were made to ensure consistency with the majority vote standard and director resignation policy, as adopted.

                  The foregoing description of the amendments to Humana's Bylaws is qualified in its entirety by reference to the text of the amended Bylaws, a copy of which is attached as Exhibit 3(b) and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit No.                                          Description

       3(b)                           Amendments to Humana Inc. Bylaws

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    January 10, 2007

INDEX TO EXHIBITS

Exhibit No.                                          Description

       3(b)                          Amendments to Humana Inc. Bylaws